Exhibit 99.2

Faraday Future Intelligent Electric Inc. Management Presentation October 2022 © 2022 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

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Confidentiality and Basis of Presentation

The information in this presentation is highly confidential. The distribution of this presentation by an authorized recipient to any other person is unauthorized. Any photocopying, disclosure, reproduction or alteration of the contents of this presentation and any forwarding of a copy of this presentation or any portion of this presentation to any person is prohibited. The recipient of this presentation shall keep this presentation and its contents confidential, shall not use this presentation and its contents for any purpose other than as expressly authorized by Faraday Future Intelligent Electric Inc. ("Faraday," "Faraday Future," "FF" or the "Company") and shall be required to return or destroy all copies of this presentation or portions thereof in its possession promptly following request for the return or destruction of such copies. By accepting delivery of this presentation, the recipient is deemed to agree to the foregoing confidentiality requirements.

This presentation is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a proposed private placement of Faraday securities (the "proposed private placement") and for no other purpose. No representations or warranties, express or implied, are given in, or in respect of, this presentation. To the fullest extent permitted by law, in no circumstances will Faraday or any of its subsidiaries, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Faraday has not independently verified the data obtained from these sources and cannot assure you of the data's accuracy or completeness. This data is subject to change. In addition, this presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of Faraday or the proposed private placement. Viewers of this presentation should each make their own evaluation of Faraday and of the relevance and adequacy of the information and should make such other investigations as they deem necessary.

Forward Looking Statements

This press release includes "forward looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words "estimates," "projected," "expects," "anticipates," "forecasts," "plans," "intends," "believes," "seeks," "may," "will," "should," "future," "propose" and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward looking statements. These forward looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company's control, that could cause actual results or outcomes to differ materially from those discussed in the forward looking statements. Important factors, among others, that may affect actual results or outcomes include the Company's ability to satisfy the conditions precedent and close on the various financings previously disclosed by the Company, the failure of any which could result in the Company seeking protection under the Bankruptcy Code; the satisfaction of the conditions to the advance approval by FF Top and Season Smart Limited of the warrants and notes issued to affiliates of ATW Partners LLC and Daguan International Limited; the ability of the Company to agree on definitive documents to effectuate the governance changes with FF Top; the Company's ability to remain in compliance with its public filing requirements under the Securities Exchange Act of 1934, as amended, and the listing requirements of The Nasdaq Stock Market LLC ("Nasdaq") and to continue to be listed on Nasdaq; the outcome of the SEC investigation relating to the matters that were the subject of the Special Committee investigation; the Company's ability to execute on its plans to develop and market its vehicles and the timing of these development programs; the Company's estimates of the size of the markets for its vehicles and cost to bring those vehicles to market; the rate and degree of market acceptance of the Company's vehicles; the success of other competing manufacturers; the performance and security of the Company's vehicles; potential litigation involving the Company; the result of future financing efforts and general economic and market conditions impacting demand for the Company's products; recent cost, headcount and salary reduction actions may not be sufficient or may not achieve their expected results; and the ability of the Company to attract and retain employees including a Chief Financial Officer as well as a replacement auditor. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the "Risk Factors" section of the Company's registration statement on Form S 1/A filed on October 7, 2022, and other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward looking statements. Forward looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward looking statements, and the Company does not undertake any obligation to update or revise any forward looking statements, whether as a result of new information, future events or otherwise, except as required by law.

No Offer or Solicitation

This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This presentation does not constitute either advice or a recommendation regarding any securities. Any offer to sell securities will be made only pursuant to a definitive subscription agreement and will be made in reliance on an exemption from registration under the Securities Act of 1933, as amended, for offers and sales of securities that do not involve a public offering. Faraday reserves the right to withdraw or amend for any reason any offering and to reject any subscription agreement for any reason. The communication of this presentation is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation.

Trademarks

This presentation contains trademarks, service marks, trade names and copyrights of Faraday and other companies, which are the property of their respective owners.

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The Future of the Industry Vehicle Electrification is a Given – The Future Will be Electric, Intelligent and Connected Represents a New Species Designed to Reset Expectations for Connected Mobility Legacy ICE Current EVs FF 91 – A New Species © 2022 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 2

FF 91 SERIES — First production vehicle and flagship model — Class defining luxury, performance, technology, connectivity and personalized user experience — Certified EPA range of ~381 miles (~613 kilometers) — 3 motor FF 91 Futurist 0 - 60 mph in <2.5 sec FF 81 SERIES — Premium, mass - market electric vehicle — >60% parts commonality with FF 91 — Designed for high volume manufacturing FF 71 SERIES — Mass - market vehicle — Industry - leading connectivity, technology and interior configurations SMART LAST MILE DELIVERY — SLMD (2) is purpose - built for advanced logistics companies — Platform approach allows rapid speed to market Note: All statements shown reflect expected performance / capabilities for production ready vehicles. Actual performance / capabilities may be different. Please see Risk Factors within the Appendix of this presentation, as well as within the Company’s Annual Report on Form 10 - K, Quarterly Reports on Form 10 - Q and the Company S - 1/A filings. Employee headcount as of September 27, 2022. VPA = Variable Platform Architecture SLMD = Smart Last Mile Delivery. (1) (2) Faraday Future: A Story of Perseverance & Progress Product Portfolio: Company Overview: Company History: Founded in 2014 with a unique vision for the future of mobility Headquarters: Los Angeles, CA Global Employees: ~770 employees; ~550 in the US; ~465 global engineers Intellectual Property: Technological and competitive differentiation independently verified by third party consultant research; technology protected through ~650 issued patents Hybrid Manufacturing Strategy: — 1.1 million square foot manufacturing facility in Hanford, CA — Contract manufacturing agreement in South Korea with Myoung Shin — Assessing alternatives for a future Chinese manufacturing presence Dual Home Markets: Deep cultural roots in both US and China provide competitive advantage across two of the largest EV markets Direct Sales Approach: Online with targeted in - person experience centers across target markets such as US, China, Europe, and FF partner stores Built Leveraging the FF VPA Platform (1) © 2022 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 3

Situation Overview

Faraday Future is seeking to raise additional capital

1 Funding to provide runway and address incremental capital need resulting from:

- Inflation and industry-wide raw material cost increases
- Tech and product upgrades for FF 91
- Supply chain re-sourcing to ensure FF 91 competitiveness
- Increased vendor and certification costs (inc. restrictive vendor payment terms)
- Costs stemming from internally driven Special Committee investigation

2 Faraday Future has a clear line of sight to start of deliveries:

Hurdles Cleared	✓ Completed de-SPAC process ✓ Internal investigation complete, findings actively being addressed ✓ Strengthened management, governance and transparency ✓ SEC filings up to date




66
End of the

3 Significant progress on manufacturing milestones at Hanford facility:

Manufacturing Milestones Completed	✓ Completed installation of pilot equipment in FF pre-production build area ✓ Certificate of Occupancy secured for pre-production manufacturing area ✓ Completed foundation construction for all production areas (body, propulsion, warehouse and vehicle assembly) ✓ Pre-production builds for final engineering validation and certification vehicles underway ✓ Major mechanical, electrical and plumbing system installations started ✓ 90% of production equipment has been delivered to the Hanford factory
Remaining Manufacturing Milestones	▪ Complete construction and equipment installation in final vehicle manufacturing areas

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Fully Committed to Delivering the FF 91

- Faraday Future has invested nearly $2.4 billion to build the infrastructure required to execute its business plan
  - Vehicles developed through substantial R&D and testing; infrastructure in place for initial production
- Production and delivery of the FF 91 will help validate Faraday Future's technology and drive brand awareness, accelerating execution of the Company's business plan
- Opportunity to leverage Variable Platform Architecture and established contract manufacturing relationship to deliver future models, such as the FF 81 to market
- Hybrid, capital-efficient manufacturing strategy reduces risk and provides line-of-sight to generation of free cash flow

Other Functions

- Corporate personnel & infrastructure costs
- Marketing and other expenses


34%
45%
21%
Total Investment
~$2.4bn(1)

- Software & hardware development
- Engineering costs
- Driving continuous innovation

Capex

- Hanford facility set-up
- Equipment & Tooling
- Laying the foundation for FF 91 Production

This capital raise will help support customer deliveries of the FF 91

(1) Total investment spend from 2014 through Q1 2022.

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How Faraday Future Stands Apart

1 FF 91: Industry-Leading Performance & Luxury

- 0 – 60 mph in <2.5 seconds
- 1,000+ horsepower
- Unrivaled passenger comfort - Industry-leading 60° recline & leading rear leg room space

2 FF 91: Immersive, Connected & Intelligent

- Immersive rider experience with 27” rear passenger display and 17” front passenger screen
- Mobile, high-speed connectivity powered by three 5G modems
- Voice first foundation powered by in-house OS
- OTA enabled for continuous updates

3 Culmination of ~8 years of Significant R&D and Investment

- ~$2.4bn invested since 2014
- Supported by deep technological moat (~650 patents granted to-date)
- Foundation for differentiated in-house technology and vehicle capabilities

4 FF 91 Lays the Foundation for Future Platforms

- FF 91 will serve as the flagship model and showcase tech / define the brand
- Serves as basis for future mass market vehicles (FF 81 & FF 71) subject to future financing
- FF 91 unlocks ~$53bn TAM, and a potential additional ~$264bn TAM from mass market models

5 Production and Sales-Ready

- Self-operated Hanford facility nearing completion
- Potential for capital-efficient contract manufacturing approach for future mass market models

6 Veteran & Tested Leadership

- Proven management team with decades of industry experience
- Strengthened governance and transparency
- Current on all required SEC filings

Note: All statements shown reflect expected performance / capabilities for production ready vehicles. Actual performance / capabilities may be different. Please see Risk Factors within the Appendix of this presentation, as well as within the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and the Company S-1/A filings.

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— Differentiated premium brand positioning — FF products designed for different vehicle segments, sharing common brand DNA — Modern design: styling and interior materials — Superior driving experience: leading power and performance — Personalized user experience: space, comfort and connectivity — FF brand DNA will be established via FF 91 series and carried over to FF 81 and FF 71 series (subject to future financing) — FF has a highly differentiated product offering in its segment A Unique Value Proposition Delivering Differentiated Brand Positioning… (1) Illustrative and not intended to be comprehensive. FF 91 establishes a premium brand with optionality to address multiple vehicle segments through future models 1 Luxurious Racing - Inspired Traditional Brand perception of select premium EV and traditional brands (1) Innovative © 2022 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 7

① …Driven by Industry-Leading Performance and Luxury

Select FF 91Features

- ~381 miles of certified EPA Range (~613 km)
- **0-60 mph in <2.5 sec** (3 motor FF 91 Futurist)
- **1,050 hp** (3 motor configuration)
- **DC fast-charging capability** among industry leaders
- **All-wheel drive, all-wheel steering and torque vectoring**[(1)]
- **Mobile connectivity** powered by three 5G Modems
- NASA-inspired Zero Gravity seats with industry-leading **60° recline**
- Over **100”** of high-resolution viewing area across 11 displays
- **Designed to fully comply** with US, European and Chinese safety and regulatory standards



Note: All statements shown reflect expected performance / capabilities for production ready vehicles. Actual performance / capabilities may be different. Please see Risk Factors within the Appendix of this presentation, as well as within the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and the Company S-1/A filings.

(1) All-wheel steering and torque vectoring reflect post-launch upgrades.

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“…The FF 91 promises to be a tech powerhouse and its claim to fame is the sheer amount of digital displays inside the cabin…” - Carbuzz © 2022 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 8 © 2022 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 9

“The passenger experience is heaven. The back seat is a dream. I don’t need my hotel room, I thought. I can sleep here…” – DIGITAL TRENDS © 2022 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 8 © 2022 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 10

① Built Around Performance and Comfort that Stands Out vs. The Competition

Top Tier Performance

Horsepower

Tesla Model X Plaid	**FF 91**	Lucid Air Dream Edition
1,020	**1,050**	1,111

FF 91 **one of only three** consumer EV brands with 1,000+ horsepower

0 to 60 mph (seconds)

	Lucid Air Dream Edition	**FF 91**	Tesla Model X Plaid
Est. Curb Weight	5,282	6,314	5,594
0 to 60 mph (seconds)	2.5	**<2.5**	<2.5

FF 91 **one of only two** consumer EVs with 0 – 60 time <2.5 secs despite weighing ~1k+ lbs more than peers

Unrivaled Comfort

Rear Seat Recline Angle (degrees)



Fixed
Taycan
Fixed
Model S Plaid / X
NA(1)
Air Dream Edition
27
Phantom
40
Bentayga
43
7 Series
43
S Maybach
60
FF 91

Rear Leg Room (inches)



35.5
Model S
37.4
Air Dream Edition
37.6
Alpina XB7
38.7
Model X
39.1
E-TRON 55 QUATTRO
39.3
Range Rover
40.9
Bentayga
48.9
FF 91
49.1
S Maybach

Source: Based on passenger car data provided on company websites, auto industry resources (carbuzz, autoweek, cnet, motor authority, EV specifications, Car & Driver) and media releases as of May 18, 2022.

Note: All statements shown reflect expected performance / capabilities for production ready vehicles. Actual performance / capabilities may be different. Please see Risk Factors within the Appendix of this presentation, as well as within the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and the Company S-1/A filings.

(1) Stated recline angle for Lucid's Executive Seats ~55-degrees, however, reclining capability has yet to be officially released for consumer purposes.

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Designed from the Ground Up with the Driver Top of Mind — Redefining engagement that identifies user upon approach and reconfigures vehicle preferences and settings — Five driver - specific screens including an ultra - large heads - up display and slim instrument cluster — Reconfigurable 3D touch steering wheel allowing further user configurability — On - screen gesturing with swipe of fingers across Center Information Display for distraction free driving — “Voice first” foundation enabling multiple natural commands at once — Comfort: AC, seat position and doors — Productivity: Text, e - mail and phone calls — Entertainment: Media playlists and content search — Destination: Refined search and navigation — Advanced safety, autonomous driving and parking features (1) (1) FF 91 hardware at start of delivery capable of supporting L3 autonomous driving. © 2022 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 12 Revolutionary and Immersive Driving Experience... Note: All statements shown reflect expected performance / capabilities for production ready vehicles. Actual performance / capabilities may be different. Please see Risk Factors within the Appendix of this presentation, as well as within the Company’s Annual Report on Form 10 - K, Quarterly Reports on Form 10 - Q and the Company S - 1/A filings. 2

② …Coupled With an Unsurpassed Passenger Experience





Connected System for the Ultimate Passenger Experience

- Facial recognition in each seating position automatically loads passenger FFID[1] profiles and user-specific personal preferences
- Individual sound and climate zones to personalize experience
- NASA-inspired Zero Gravity seats with industry leading 60° recline and most leg room in its class[2]
- A world of displays, including a 17" front passenger screen and an immersive 27" rear passenger display, allowing users to stream their favorite movies, TV shows and live sports while FF 91 is in motion without driver distraction
- Mobile connectivity powered by Super Mobile AP (three 5G modems)[3]
- Enhanced user experience platform powered by Android and an in-house Operating System (OS)
- FF AI supports complex voice commands:

  "Find me a restaurant near Palo Alto with 5-star ratings and outdoor seating"

Note: All statements shown reflect expected performance / capabilities for production ready vehicles. Actual performance / capabilities may be different. Please see Risk Factors within the Appendix of this presentation, as well as within the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Company S-1/A filings.

(1) FFID is a unique Faraday Future user profile that ensures a consistent experience across the FF Ecosystem, recognizing the user no matter where they are or which FF vehicle they are driving.

(2) 60-degree recline is 16° more than Mercedes Maybach (current best-in-class).

(3) Super Mobile AP consists of three 5G modems to realize aggregated high Internet speed and great coverage by multi carriers.

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③ Culmination of Significant R&D and Investment…

~$2.4 billion invested to date across development of:

- Scalable EV Platform
- Immersive and Connected Driver / Passenger Experience
- Manufacturing Capabilities
- Multiple Pre-Production Vehicles
- Extensive Patent Portfolio

FF 91 - INTELLIGENT TECHLUXURY



Robust Patent Portfolio(2)


~650
~390
RIVIAN
~100
~13

Innovative Platform:

- One of the highest power-to-weight ratios across EVs
- Keyless entry technology recognizes user from a distance, opens / unlocks doors and customizes users' seating area using FFID
- Voice first user interface with capability to decode complex commands
- 1,050 Horsepower with 0 to 60 mph in <2.5 seconds (expected performance)

Granted FF Patents by Category

ADAS
- Camera-based Autonomous Parking enables parking space detection and parking execution
- Vision-based Lane Entrance Determination assesses parameters and executes lane change

Body
- Automatic Door System

HW/SW Platform
- Multiple Simultaneous Users

UI/UX
- Automatic seamless hands-free entry Intelligent Lighting System with animations
- FFID preferences follows users between seats and vehicles
- Spa Mode
- Digital Vehicle Controls

Powertrain
- Parallel IGBT(1) power modules for high power and efficient inverters
- Integrated motor, gearbox and inverter
- Efficient gearbox torque transfer

Chassis
- Advanced Emergency Brakes

Design
- Modular camera mirror assembly Automatic steering wheel adjustment Charging systems
- Dimmable / adjustable sun visor

Note: Size of boxes does not reflect relative number of patents per category

Note: All statements shown reflect expected performance / capabilities for production ready vehicles. Actual performance / capabilities may be different. Please see Risk Factors within the Appendix of this presentation, as well as within the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Company S-1/A filings. Actual timing for delivery of vehicles subject to timing of and ability to raise targeted capital.

(1) IGBT = Insulated-Gate Bipolar Transistor.

(2) Based on number of patents issued from 2021 10-K filings for each respective firm.

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③ …Driving Differentiated Technology Position

1 Variable Platform Architecture (VPA)



- Provides >60% component carryover
- Increased speed to market
- Significant cost savings
- Ease of scalability
- Manufacturing flexibility
- Easy servicing capability
- Adaptable to multiple models

Sets Foundation for Future Vehicles

2 Differentiated In-House Propulsion Technology



- High battery pack gravimetric energy density (185 Wh/kg)
  - State-of-the-art cell-to-pack tech to cell-to-pack technology
  - 142 kWh battery pack size (one of the largest in the industry)
- A leading electric drive system (3.8 kW/kg power-to-weight ratio for rear drive unit)
- Patented motor and inverter technology

Yields Uncompromising Power & Range

3 Uncompromising Driving & Passenger Experience



- Superior hardware & software supported by Android and in-house OS
- Voice first user experience
- Adaptive learning through AI
- 100”+ of screens, including 27” rear screen
- 60-degrees rear seat recline
- Equipped with full 360° sensor coverage to support ADAS features when released

Enables Unprecedented “TechLuxury” Ecosystem

Note: All statements shown reflect expected performance / capabilities for production ready vehicles. Actual performance / capabilities may be different. Please see Risk Factors within the Appendix of this presentation, as well as within the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Company S-1/A filings.

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④ FF 91 Will Set the Foundation for our Future Vehicles and Start to Unlock a $300bn+ TAM





>60% Parts Commonality

Vehicle	FF 91 Futurist	FF 91	FF 81 Futurist	FF 81	FF 71 Futurist	FF 71
Segment	E/F Segment		D/E Segment		C/D Segment	
Target Pricing[1]	From $180,000	From $120,000	From $95,000	From $74,000	From $75,000	From $45,000
Competitive Set	• MB Maybach • Bentley Bentayga • Lamborghini Urus • Ferrari Purosangue	• MB S-Class • Porsche Taycan • Audi E8 e-tron • MB G/GL/GLS • BMW 7 Series • Lucid Air	• Tesla Model S/X • BMW X5 • Range Rover Sport • Land Rover Discovery	• BMW 5-Series • NIO ES8/ES6 • MB E-Class • Rivian R1S • Jaguar J-Pace	• Porsche Macan • BMW 3-Series • BMW X3 • MB GLC • Jaguar I-Pace • Range Rover Velar	• Tesla Model 3/Y • MB C-Class • MB EQC
2025 Global Vehicle TAM[2]	~$53.0bn		~$93.0bn		~$170.6bn	

~$300bn+ Total Addressable Market ("TAM") by 2025[2]

Note: FF 91 Futurist Alliance Limited Edition vehicles will be priced at $250,000. FF 81 and FF 71 series vehicles subject to future financing.

(1) Target pricing as per 2021 10-K; specific pricing will be refined and finalized closer to the start of delivery for each vehicle.

(2) 2025 Global Vehicle TAM calculated based on LMC Automotive global production forecasts for vehicles listed within each competitive set multiplied by the median target pricing per FF vehicle series.

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(5) Supported by a Hybrid Asset-Light Manufacturing Strategy

	Self-Run Manufacturing Facility for FF 91 Hanford, CA, USA	Contract Manufacturing for FF 81 series Gunsan, South Korea	China production and FF China headquarters Location in China TBD
			
Factory opening	Pilot Lines Operational	TBD	Subject to Future Financing
Total factory capacity	~10,000 vehicles per year (expected)	TBD	TBD – Focused on China FF 81 and FF 71 demand
Vehicle series to be produced	FF 91 	FF 81 	**TBD**

Low volume in-house manufacturing ideal for controlling production processes to ensure quality and stability

Manufacturing plans for FF 81 and FF 71 vehicles subject to future financing

Note: Actual timing for delivery of vehicles subject to timing of and ability to raise targeted capital.

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⑤ Manufacturing Update | FF 91 Coming to Life as Hanford Nears Completion

- Pre-production vehicle builds underway at Hanford for final engineering validation and certification ahead of deliveries
- All equipment required for SOP Is on site
- SOP and timing of deliveries are subject to future financing

Why Self-Production at Hanford is Core to Our Strategy

- ☑ Allows for quality control over first model; critical for long-term value proposition
- ☑ Low-volume manufacturing allows for production flexibility and increased quality control of FF 91 – essential at target price point
- ☑ Provides platform to test and validate core vehicle IP
- ☑ Learnings set foundation for future models








ROTARY

Hanford Facility Producing Production-Intent Vehicles Today

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5 Supply Chain for FF 91 Effectively Secured Ahead of Launch Despite Macroeconomic Disruptions Sourcing of Critical Components — Inverter completely designed, patented and assembled in - house — Electric motor and gear box designed using FF IP and manufactured to FF specifications — Battery pack sourced from leading global supplier — Supplementing proven Internet of Vehicle (IOV) and ADAS systems with FF proprietary features — Significant partnerships with leading Tier 1 suppliers Minimizing Impact Through COVID - 19 — COVID - 19 significantly impacted many of Faraday Future’s suppliers and modestly impacted the Company thus far — In response, Faraday Future: » Reorganized engineering and development schedules to accommodate and anticipate delays, accelerated delivery schedules » Used the Company’s in - house 3 - D printing capabilities to test supplier solutions in a limited - contact environment — Pre - production orders were generally in place early enough to make managing delays easier — Faraday Future’s low near - term volume needs are a substantial advantage — China lockdowns had limited impact, as the Company shifted sourcing, although the Company did experience some sample delays — Lockdowns are already easing in some key Chinese locations © 2022 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 19

Direct sales model utilizes online and offline channels to drive sales and user operations and continuously create value Comprehensive Online to Offline Sales Ecosystem to Support Go - to - Market Targeting Stores in Top 20 Cities Across 3 Major Markets by 2025 (1) FF STORES FOR BRAND ESTABLISHMENT FF PARTNER STORES FOR ASSET - LIGHT SALES NETWORK EXPANSION FF ONLINE FOR PROCESSING OF PURCHASES 5 © 2022 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 20 (1) Subject to ability to raise targeted capital.

Financial Overview © 2022 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 21 © 2022 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 21

Q2 2022 Update and Liquidity Position

Key Commentary

- Ended Q2 2022 with ~$122mm in cash
- Since June, work has continued on preparing the Hanford facility for delivery of the FF 91
- As of September 21, 2022, the Company had ~$38.7mm of cash on hand (including ~$2.1mm in restricted cash)
- Total expected operating cash burn from September 1 to December 31, 2022 ~$100mm to150mm, and ~$515mm to $565mm for the full year 2022
- Announced financings to date provide partial funding for estimated cash burn; conversations remain ongoing to raise additional capital to fund 2022 and beyond
- As part of its ongoing efforts to conserve cash, the Company undertook headcount reductions, salary reductions in exchange for equity, other expense reductions and payment delay measures

Financial Position

	2021	2022	
$ in thousands	Q4	Q1	Q2
Cash at Beginning of Period	**$691,144**	**$530,477**	**$277,386**
Operating Expenses:			
Research & Development	$80,429	$114,935	$98,015
Sales & Marketing	6,019	6,186	6,198
General & Administrative	33,757	27,880	16,430
Other	1,204	-	
Total Operating Expenses	$121,409	$149,001	$120,643
Other Expenses	$37,110	($4,097)	($21,051)
Net Loss	**($84,299)**	**($153,098)**	**($141,694)**
Change in Net Working Capital	$13,781	$20,399	$18,407
Depreciation and Amortization	3,890	4,853	4,993
Other Cash Flows from Operations	(35,259)	5,482	5,554
Plant, Property, & Equipment	($58,417)	($44,398)	($45,836)
Cash Flows from Financing	($426)	($85,676)	($164)
Effect of Exchange Rate	$63	($653)	$2,888
Total Change in Cash	**($160,667)**	**($253,091)**	**($155,852)**
Cash at End of Period (1)	**$530,477**	**$277,386**	**$121,534**

Source: FY 2021 10-K, Q1 2022 and Q2 2022 10-Q, Company Materials.
(1) Q4 2021,. Q1 2022 and Q2 2022 End of Period Cash figures include $25.3mm and $1.0mm and ~$949k of restricted cash respectively.

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Q 2 2022 Ba l a n c e Sh e e t Source: S - 1/A October 7, 2022. (1) © 2022 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 23

How Faraday Future Stands Apart

1 FF 91: Industry-Leading Performance & Luxury

- 0 – 60 mph in <2.5 seconds
- 1,000+ horsepower
- Unrivaled passenger comfort - Industry-leading 60° recline & leading rear leg room space

2 FF 91: Immersive, Connected & Intelligent

- Immersive rider experience with 27” rear passenger display and 17” front passenger screen
- Mobile, high-speed connectivity powered by three 5G modems
- Voice first foundation powered by in-house OS
- OTA enabled for continuous updates

3 Culmination of ~8 years of Significant R&D and Investment

- ~$2.4bn invested since 2014
- Supported by deep technological moat (~650 patents granted to-date)
- Foundation for differentiated in-house technology and vehicle capabilities

4 FF 91 Lays the Foundation for Future Platforms

- FF 91 will serve as the flagship model and showcase tech / define the brand
- Serves as basis for future mass market vehicles (FF 81 & FF 71) subject to future financing
- FF 91 unlocks ~$53bn TAM, and a potential additional ~$264bn TAM from mass market models

5 Production and Sales-Ready

- Self-operated Hanford facility nearing completion
- Potential for capital-efficient contract manufacturing approach for future mass market models

6 Veteran & Tested Leadership

- Proven management team with decades of industry experience
- Strengthened governance and transparency
- Current on all required SEC filings

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A Story of Perseverance and a Relentless Drive to Change the Future © 2022 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 25 © 2022 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 25

© 2022 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 26 W W W . F F . C O M © 2022 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

Faraday Future vs Recent Electric Vehicle Opportunities Employee Headcount ~770 ~3,900 ~455 <500 (1) ~250 Current Market Cap (2) ~$170mm ~$22.9bn ~$2.3bn ~$445mm ~$380mm Target Production Date In Production (Factory Producing Vehicles Today) In Production (Q3 - 2021) November 2022 Q4 2022 Q3 2021 Home Markets US & China US US US US Established Manufacturing Strategy 1 in - house facility 1 contract manufacturing partner (3) 2 in - house facilities (Inc. Announced KSA Facility to be Built) 2 contract manufacturing partners (Magna Steyr & Foxconn) 2 in - house facilities (still under construction) 1 contract manufacturing partner (Foxconn) # of Prototypes 29 prototypes and 18 completed pre - production assets NA – In production 23 prototypes 39 prototypes Not Disclosed Core Drive Platform / Skateboard Proprietary Variable Platform Architecture Proprietary skateboard Licensed platforms Proprietary skateboard Licensed platform (MIH) + in - house hub motor design Proprietary Mobility Tech ADAS, E - Drive systems and manufacturing, UI/UX, Closures, Charging and Internet of Vehicle Battery System, Skateboard Architecture, Drivetrain and Bidirectional Charger Battery System (4) Skateboard Architecture, Drivetrain, Battery System and Suspension Hub Motor, Battery Pack, Body and Frame Design Global Patents Granted ~650 ~390 ~13 ~138 (Pending & Allowed) (5) 0 Competitiveness vs. Direct Vehicle Comps No comparable market offerings Moderately Competitive (Model S, Taycan Turbo S, S - Class, among others) Highly Competitive (Model Y, XC40, E - Tron, EQC, among many others) No comparable market offerings Highly Competitive (F - 150, Badger, Cybertruck, Rivian R1T, Hummer and many others) Expected B2C Offerings FF 91 Series FF 81 Series (6) FF 71 Series (6) Lucid Air Lucid Gravity Fisker Ocean Fisker Pear Project Ronin Lifestyle Vehicle Pickup Truck NA – Initial Endurance Deliveries for Commercial Customers Expected B2B Offerings SLMD (6) (Customized Configurations) NA NA Lifestyle Vehicle Multi - Purpose Delivery Vehicle Endurance Pickup Source: (1) (2) (3) (4) (5) (6) Publically company filings and presentations unless otherwise noted. Market data as of May 27th, 2022. Faraday headcount information as of September 27, 2022. Employee count sourced from Crunchbase; company disclosure around headcount not provided. Market capitalization share counts represent basic shares ourtanding (Class A + B) and sourced from Factset as of October 13, 2022. Does not consider engagement of a potential contract manuafacturer for production in China. Battery pack and drive unit manufactured by partners based on Fisker specs. Battery management system based on in - house technology. Represents pending and allowed global patents for Canoo; specific number of allowed (granted) patents not provided. Subject to future financing. © 2022 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 27

Dual Home Markets: FF’s Unique Cultural Advantage

- Deep cultural roots in both China and the US provide a competitive advantage for accessing global markets
  - ~185 China-based employees, with ~40 in marketing and sales
- Positioned to target consumers in the two largest EV markets (US and China)
  - China is the world’s largest ultra-luxury vehicle market and the FF 91 is ideally positioned for China’s large chauffeur-driven luxury car market
  - California-based design and manufacturing
- Actively evaluating capital-efficient China-based production opportunities
- Access to attractive European, Middle Eastern and other Asian markets via exports from Hanford and Myoung Shin facilities





US BEV Vehicle Sales Volume Forecast



(Units in millions)
0.3
2.3
8.1
2020
2025
2030

China BEV Vehicle Sales Volume Forecast



(Units in millions)
1.3
8.3
12.0
2020
2025
2030

BEV % Penetration Globally

~4%	~17%	~34%
2020	**2025**	**2030**

Source: Forecasts per IEA 2021 Global EV Outlook report, dated April 28, 2021; sales represent total EV sales by country.

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Enabled by Industry-Leading Variable Platform Architecture ("VPA")



142KWH TO 170KWH CAPACITY (W/NEW CELL)
3 MOTORS (1050HP)



105KWH TO 142KWH CAPACITY
2 MOTORS (700HP)



105KWH
1 FRONT MOTOR (350HP)



105KWH
1 REAR MOTOR (350HP)

DRIVE UNIT | CHASSIS | BATTERY | INTEGRATED STRUCTURE (UNDERBODY)

Key Advantages

Various Motor/Powertrain Configurations

- ✓ One to three motor configurations
- ✓ Maximizes reuse
- ✓ Torque vectoring capable with AWD and four-wheel steering

Capital Efficient and Fast to Market

- ✓ Motors, gearboxes, inverters and batteries reused in all derivatives
- ✓ Continuous and simultaneous improvement across product generations
- ✓ Manufacturing flexibility

Autonomous Ready

- ✓ 5G connectivity
- ✓ Brand defining user experience enabling improved safety
- ✓ Full suite of autonomous hardware at start of delivery

>60% Part Commonality Between FF 91 and FF 81

Note: All statements shown reflect expected performance / capabilities for production ready vehicles. Actual performance / capabilities may be different. Please see Risk Factors within the Appendix of this presentation, as well as within the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Company S-1/A filings.

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Transformed by Unique FF Propulsion Technology

Advanced technology battery pack

Industry-leading battery pack system with 185 Wh/kg

— State-of-the-art cell-to-pack technology

— Dual voltage for maintenance free use for vehicle life

— Enhanced battery safety

— High power efficient charging capability

— 142 kWh battery pack size (one of the largest in the industry)



BATTERY PACK

Low volume, high efficiency integrated motor and inverter

Proprietary inverter design integrated directly into motor assembly

— Very low inverter losses provide 98% efficiency

— High torque accuracy with fast transient response

— Integrated monitoring system provides enhanced safety

— Powerful, efficient and compact drive unit offering one of the leading weight/power ratios (~3.8 kW / kg for rear electric drive unit)


PARALLEL IGBT INVERTER
DUAL MOTOR DRIVE UNIT (REAR)

FF 91 Sits Among the Industry Leaders in Battery & Electric Drivetrain Performance

Note: All statements shown reflect expected performance / capabilities for production ready vehicles. Actual performance / capabilities may be different. Please see Risk Factors within the Appendix of this presentation, as well as within the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Company S-1/A filings.

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Intelligent & Tech-Enabled – Defining its Own Category "TechLuxury"

TechLuxury provides every person in the vehicle with an immersive and connected experience, creating opportunity for additional future revenue streams

In the driver's seat:

- Five driver-specific screens including an ultra-large heads-up display and slim instrument cluster
- On-screen gesturing with a swipe of your fingers across the Center Information Display for distraction-free driving
- Voice-first foundation supporting complex commands

In the passenger seats:

- Facial recognition in each seating zone automatically loads FFID profiles and user-specific personal preferences
- Continuous connectivity and high-speed powered Super Mobile AP
- 27" rear passenger display for streaming movies, TV shows, live sports, music and video conferencing

Uncompromising Connectivity



- **High-performance computing platform**: Dual systems-on-a-chip (SoC) design
- **Three 5G modems** provide high-speed and continuous coverage
- Smart, high-resolution **displays**
- Vehicle software (incl. patented **Future OS operating system)** and applications are continuously updated via **OTA updates with** Multiple levels of cybersecurity

Adaptive & Intelligent System


FF Cloud
V2X/ V2I

- **Adaptive, intelligent UI** allows users to log in throughout the FF 91, preparing precise, individual preferences per their cloud-based FFID profiles
- **Voice control** allows users to open and unlock all doors and give complex demands inside the vehicle
- **Enhanced user experience platform** powered by Android enable seamless access to existing apps
- Simultaneously **stream movies, TV shows, live sports, music and video conferencing** throughout the cabin

Autonomous Ready

Equipped with full 360° sensor coverage to support advanced auto-drive & auto-park features when released

Note: All statements shown reflect expected performance / capabilities for production ready vehicles. Actual performance / capabilities may be different. Please see Risk Factors within the Appendix of this presentation, as well as within the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Company S-1/A filings.

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After-Sales Service

Launching w/ Comprehensive After-Sales Strategy



Predictive Service
User Scheduling
Remote Diagnostics
OTA
Predictive Maintenance
Digital Service
ALL in ONE User Support Center
Online
Offline
FF & Partner Service Network
Authorized Service Network
Mobile Service
In-Service

Phase 1 (Launch)

Online

- Offers remote diagnostics, OTA, digital and AIO support services
- Core functionality service FF app with reactive notification-fault, user service request and contact user support

Offline

- Focus on providing core mobile and partner services
- Secured FF-operated workshop hubs in Los Angeles and San Jose
- Operating 4 FF mobile vans with initial regional coverage of Los Angeles, expanding throughout CA

Phase 2 + 3 (Expansion)

Online

- Offer iterative predictive maintenance + subscription & billing
- Full functionality service FF app with predictive notification, integrated service scheduler, user service request and contact user support
- Provide core & intermediate services and towing services for partner centers

Offline

- Plan to expand self-owned, partner and mobile services to Tier 1-4 cities
- Targeting 5 flagship stores, 35 partner centers, 17 partner lite hubs and 670 mobile vans by 2026
- Partnering with nation-wide operational service provider to operate, roll out and expand services and coverage

FF will leverage our connected car capabilities to develop a strategic and seamless ownership experience uninterrupted by vehicle service needs

Note: All statements shown reflect expected performance / capabilities for production ready vehicles. Actual performance / capabilities may be different. Please see Risk Factors within the Appendix of this presentation, as well as within the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Company S-1/A filings.

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PROPRIETARY AND CONFIDENTIAL

Comprehensive & Expanding Charging Solutions

Faraday Future will leverage ***market and technology intelligence*** *with* ***strategic sales planning and partnerships*** *to continually enhance* ***FF Charging Ecosystem***

Daily commute

Long-distance travel

Home Charger (Level 2)

- Smart, connected and powerful Level 2 charging station
- Integrated into Faraday Future CID/ app
- 19.2 kW



Mobile Charger (Level 1+2)

- Portable charger included with vehicle
- Flexible for L1 (1.6kW) & L2 (9.6kW)



Public Charging

- Integration with partner public charging networks
- Future Features
  - FF "Smart Trip" for route planning + charging
  - Combined billing and payment across networks



greenlots
electrify america
EVgo
PlugShare
chargepoint
SemaConnect
Streamlined access to the leading charging networks across the U.S.



FF Charging

Installation Service

- Leading nationwide service to support installation of home charging solutions
- Partnered with QMERIT to support home installation



Wireless Charging *(future)*

- Enable automatic charging at home without cables



B2B and Fleet *(future)*

- Charging infrastructure at FF Sales, Service Centers, FF Par, FF Fleet user depots
- Turnkey package
- Smart charging + fleet management



DC Fast Charger *(future)*

- FF-developed and FF-branded public DC charger for ultra-fast-charging on the road, partner destinations

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Smart Last Mile Delivery Vehicles Provides Attractive Future Growth Opportunity © 2022 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 34 High growth opportunity — Platform will target customers in Last Mile Delivery and distribution segments in Europe, China and US — Strong expected market growth driven by increasing e - commerce, tightening emissions regulations and lower total cost of ownership Purpose built with variable configurations on a single platform — 3 size configurations, all built on one VPA platform enabling fast launch — Customizable cargo van capacity of up to 500 ft 3 — Flexible range options from 110 to 330 miles — High cargo efficiency: 25.6 ft 3 /ft length — 6.5 ft standing clearance with roll - up rear door for convenience — Estimated charging from 20% to 80% within 25 minutes Advanced connectivity and user experience — Advanced connectivity and telematics for next - gen fleet management — Over The Air (OTA) upgrade capability — 3 rd party app integration on touch screen display — Surround view cameras for improved visibility Future - proof — Adaptive modular build expected to enable additional use cases (utilities, tradesmen and others) with minimal additional time or investment Note: All statements shown reflect expected performance / capabilities for production ready vehicles. Actual performance / capabilities may be different. Please see Risk Factors within the Appendix of this presentation, as well as within the Company’s Annual Report on Form 10 - K, Quarterly Reports on Form 10 - Q and Company S - 1/A filings.

Summary of Risk Factors

- The market for FF's vehicles is nascent and not established. FF only had 383 non-binding, fully-refundable pre-orders of the FF 91 as of September 22, 2022 and other non-binding indications of interest, and there can be no assurance that such pre-orders and other indications of interest will be converted into actual binding orders or sales.
- FF depends on suppliers to timely deliver components for FF products, and disruption of supply or increases in costs of materials could harm FF's business.
- FF may not develop the complex software and technology systems necessary for the production of its electric vehicles.
- FF identified material weaknesses in its internal control over financial reporting.
- Manufacturing vehicles in its leased Hanford, California facility does not guarantee FF will not incur further delays in the production of the vehicles.
- FF's contract manufacturer or other future contract manufacturer may fail to timely produce and deliver vehicles.
- FF has minimal experience servicing and repairing its vehicles. The inability to adequately service vehicles could adversely affect FF's business.
- Industry competition may adversely affect FF's revenues, increase its costs to acquire new customers, and hinder its ability to acquire new customers.
- FF's go-to-market and sales strategy will require substantial investment and commitment of resources and is subject to numerous risks and uncertainties.
- FF faces risks related to natural disasters, climate change, health epidemics, war, civil unrest and other circumstances outside its control.
- FF's election to protect some of its technologies as trade secrets rather than as patents has certain risks and disadvantages.
- Increased environmental, safety or other regulations, including disclosure rules, could result in higher costs, expenditures, and/or sales restrictions.
- FF may be subject to risks associated with autonomous driving technology.
- FF's vehicles will make use of lithium-ion battery cells, which have been observed to catch fire or vent smoke and flame.
- Yueting Jia, the Company's founder and Chief Product and User Ecosystem Officer, is closely associated with the Company's image and brand, and his public image may color public and market perceptions of the Company. Negative information about Mr. Jia may adversely impact the Company. Disassociating from Mr. Jia could also adversely impact the Company.

Source: S-1/A October 7, 2022.

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Summary of Risk Factors (continued)

- YT Jia is subject to restrictions in China that may continue if not all creditors participating in his personal bankruptcy restructuring plan request his removal from such restrictions. These restrictions may adversely impact the Company's China strategy.
- YT Jia and FF Global, over which Mr. Jia exercises influence, have the ability to influence the Company's management, business and operations, and may use this ability in ways that are not aligned with the Company's business or financial objectives or strategies or that are otherwise inconsistent with the Company's interests. Such influence may increase if and to the extent the current members of the Board and management are removed and replaced with individuals who are aligned with Mr. Jia and/or FF Global.
- Disputes with our shareholders are costly and distracting.
- The composition of FFIE's Board of Directors has changed, and is expected to further change substantially prior to or immediately following completion of the 2022 AGM.
- FF is subject to legal proceedings and claims arising in and outside the ordinary course of business.
- FFIE relies on FF Global, FF Top and individuals under their control for information relating to certain matters required to be disclosed in FFIE's SEC filings, and their failure to provide such information could adversely affect FFIE's ability to comply with its disclosure obligations

Source: S-1/A October 7, 2022.

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Summary of Risk Factors (continued)

- FFIE may be classified as a PRC "resident enterprise," which could result in unfavorable tax consequences to us and our non-PRC enterprise stockholders.
- FFIE and our stockholders face uncertainty with respect to indirect transfers of equity interests in China resident enterprises through transfer of non-Chinese-holding companies.
- PRC regulation of loans to and direct investments in PRC entities may delay or prevent us from making loans or additional capital contributions to our PRC Subsidiaries.
- The PRC government can take regulatory actions and make statements to regulate business operations in China with little advance notice so our assertions and beliefs of the risks imposed by the Chinese legal and regulatory system cannot be certain, and actions related to oversight and control over offerings that are conducted overseas and/or foreign investment in issuers with substantial operations in China could significantly limit or completely hinder our and the Selling Securityholders' ability to offer or continue to offer shares of Class A Common Stock $0.0001 par value, and warrants to purchase shares of Class A Common Stock to investors and cause the value of our securities to significantly decline or be worthless.
- The approval of, or filing or other administrative procedures with the China Securities Regulatory Commission or other PRC governmental authorities may be required in connection with certain of our financing activities, and, if required, we cannot predict if we would obtain such approval or complete such filing or other administrative procedures.
- Certain PRC rules and regulations establish complex procedures for some acquisitions by foreign investors that could make it more difficult for us to grow in China.
- The complexity, uncertainties and changes in PRC regulations on internet-related business, automotive businesses and other business carried out by FFIE's PRC Subsidiaries could adversely affect FFIE.
- We face challenges from the evolving regulatory environment regarding cybersecurity, information security, privacy and data protection.
- Any independent auditor operating in China that FF engages for its operations in China is currently not permitted to be subject to inspection by the Public Company Accounting Oversight Board ("PCAOB").
- U.S. regulatory bodies may be limited in their ability to conduct investigations or inspections of our operations in China.
- There may be difficulties in effecting service of legal process, conducting investigations, collecting evidence, enforcing foreign judgments or bringing actions in China against us and our management.

Source: S-1/A October 7, 2022.

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Summary of Risk Factors (continued)

- FFIE has not paid dividends on the Class A Common Stock and our ability to do so in the future will be subject to its subsidiaries' ability to distribute cash to it.
- FFIE is subject to complex public company rules and regulations and there can be no assurance that FFIE will be able to comply with them. FFIE will continue to incur increased burdens as a public company.
- FF may be required to take write-downs or write-offs, or FF may be subject to restructuring, impairment or other charges.
- The price of the Class A Common Stock has been and may continue to be volatile, and you could lose all or part of your investment. Sale by certain holders of the Class A Common Stock may negatively impact the market price of the shares of the Class A Common Stock, while such holders may still receive significant proceeds.
- FF's tax obligations and related filings have become significantly more complex and subject to greater risk of scrutiny.
- Issuance of additional shares by FFIE would dilute the interest of FFIE stockholders. In addition, the full conversion of the principal amount of all outstanding Notes would substantially dilute the ownership interest of existing stockholders.
- FFIE has granted preferential director nomination rights to certain investors which may cause FFIE to fall out of compliance with NASDAQ listing rules
- Concentration of ownership may delay or prevent a change in control. Certain of FFIE's defensive measures could prevent a takeover that stockholders may consider favorable.
- Claims for indemnification by our directors and officers may reduce our available funds, including for successful third-party claims against us.
- FFIE's dual-class structure may depress the trading price of the Class A Common Stock. In addition, upon FFIE achieving an equity market capitalization of $20 billion, the Class B Common Stock held by FF Top will convert from one vote per share to ten votes per share, entitling it to have substantial influence over FFIE's corporate matters. If NASDAQ considers FFIE a "controlled company" upon such conversion, FFIE may qualify for exemptions from certain corporate governance requirements.
- Negative analyst coverage could affect our share price and trading volume.
- Our reduced reporting obligation as an "emerging growth company," could make FFIE shares of Common Stock less attractive to investors.
- There can be no assurance that the Warrants will be in the money at the time they become exercisable; they may expire worthless and therefore we may not receive cash proceeds from the exercise of warrants.

Source: S-1/A October 7, 2022.

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